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                           INCORPORATED UNDER THE LAWS
                            OF THE STATE OF MINNESOTA

     NUMBER                          [LOGO]                      SHARES

________________                                              ________________

                                                      CUSIP   ________________


                         CHOICETEL COMMUNICATIONS, INC.


THIS CERTIFIES THAT _________________________________________ IS THE
REGISTERED HOLDER OF ________________________________________FULLY PAID AND
NON-ASSESSABLE COMMON SHARES, $.01 PAR VALUE, OF CHOICETEL COMMUNICATIONS, INC. AND TRANSFERABLE ONLY ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED BY THE TRANSFER AGENT OF THE CORPORATION.

     IN WITNESS WHEREOF, THE CORPORATION HAS CAUSED THIS CERTIFICATE TO BE SIGNED ON ITS BEHALF BY THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

this ________________________ day of __________________________ , 19 ___________

______________________________________    ______________________________________
            Secretary                                     President

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FOR VALUE RECEIVED the undersigned hereby sells, assigns, and transfers unto

________________________________________________________________________________
(Name and address of transferee)

________________________________________________________________________________


__________________________________________________ Shares registered in the name of the undersigned on the books of the Corporation named on the face of this certificate and represented hereby, and irrevocably constitutes and appoints:

__________________________________________________ the attorney of the undersigned to transfer the said shares on the register of transfers and books of the Corporation with full power of substitution hereunder.
DATED:

______________________________________    ______________________________________
(Signature of Witness)                                (Signature of Shareholder)

NOTICE:         The signature of this assignment must correspond with the names as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatsoever, and must be guaranteed by a bank, trust company or a member of a recognized stock exchange.

Signature Guaranteed By: _______________________________________________________